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                                                                    Exhibit 10.6




                       INVERNESS MEDICAL INNOVATIONS, INC.

                              EXECUTIVE BONUS PLAN

1.       Purpose.
         --------

         The purpose of the Inverness Medical Innovations, Inc. Executive Bonus Plan (the "Plan") is to retain certain senior executives of Inverness Medical Innovations, Inc. (the "Company"), to properly compensate such executives for their commitment to this new enterprise and to reward them in the event that the Company achieves certain performance goals. It is the intent of the Company that compensation payable under this Plan shall qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

2.       Effective Date.
         ---------------

         This Plan shall be effective as of August 10, 2001, subject to approval by the stockholders of Inverness Medical Technology, Inc., the parent of the Company. If such stockholder approval is not obtained, the Plan shall be null and void.

3.       Administration.
         ---------------

         The Plan will be administered by the Compensation Committee of the Board of Directors of the Company so long as such Committee is solely composed of two or more outside directors, as defined in regulations issued in respect of
Section 162(m) of the Code (the "Administrator").

         Subject to Section 13, the Administrator shall have sole discretionary power to interpret the provisions of this Plan and to administer and make all decisions and exercise all rights of the Company with respect to this Plan. The Administrator shall have final authority to apply the provisions of the Plan and shall also have the exclusive discretionary authority to make all other determinations (including, without limitation, the interpretation and construction of the Plan and the determination of relevant facts) regarding the entitlement to benefits hereunder and the amount of benefits to be paid from the Plan. The Administrator's exercise of this discretionary authority shall at all times be in accordance with the terms of the Plan and shall be entitled to deference upon review by any court, agency or other entity empowered to review its decision, and shall be enforced provided that it is not arbitrary, capricious or fraudulent.

4.       Participation.
         --------------

         The following individuals ("Participants") shall participate in the Plan so long as they remain employed by the Company:

                   Ron Zwanziger
                   David Scott
                   Jerry McAleer



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5.       Performance Bonus Schedule I.
         -----------------------------

         Participants shall be entitled to receive the Performance Bonus Payments listed in Schedule I below their names after the Administrator certifies in writing that the average of the closing prices of the common stock of the Company (as adjusted for any stock splits, stock dividends or the like) for a period of 30 consecutive trading days ending on or before the applicable Target Date (a "30-Day Average") has exceeded the Target Price per Share listed beside the applicable Performance Bonus Payment in Schedule I, so long as such Participant remains employed by the Company through the end of any such 30-consecutive-trading-day period.

         The Administrator shall issue such written certification during the ten day period beginning on the first day of January following the end of the calendar year in which a 30-Day Average has exceeded any Target Price per Share for the first time. If any Performance Bonus Payment is made to a Participant for achievement of a 30-Day Average in excess of a Target Price per Share, no additional Performance Bonus Payment shall be made with respect to such Target Price per Share to such Participant.

SCHEDULE I

----------------- -------------- -------------------------------------------------------------------------------------
  TARGET DATE     TARGET PRICE                                PERFORMANCE BONUS PAYMENTS
                    PER SHARE
----------------- -------------- -------------------------------------------------------------------------------------
----------------- -------------- ----------------------------- ----------------------------- -------------------------
                                        Ron Zwanziger                  David Scott                Jerry McAleer
----------------- -------------- ----------------------------- ----------------------------- -------------------------
----------------- -------------- ----------------------------- ----------------------------- -------------------------
12/31/2002        $28.125        $2,400,000                    $850,000                      $800,000
----------------- -------------- ----------------------------- ----------------------------- -------------------------
----------------- -------------- ----------------------------- ----------------------------- -------------------------
12/31/2003        $33.750        $2,400,000 plus any           $850,000 plus any Schedule    $800,000 plus any
                                 Schedule I Performance        I Performance Bonus for a     Schedule I Performance
                                 Bonus for a lower Target      lower Target Price per        Bonus for a lower
                                 Price per Share not           Share not previously paid     Target Price per Share
                                 previously paid                                             not previously paid
----------------- -------------- ----------------------------- ----------------------------- -------------------------
----------------- -------------- ----------------------------- ----------------------------- -------------------------
12/31/2004        $39.375        $2,400,000 plus any           $850,000 plus any Schedule    $800,000 plus any
                                 Schedule I Performance        I Performance Bonus for a     Schedule I Performance
                                 Bonus for a lower Target      lower Target Price per        Bonus for a lower
                                 Price per Share not           Share not previously paid     Target Price per Share
                                 previously paid                                             not previously paid
----------------- -------------- ----------------------------- ----------------------------- -------------------------



         Any Performance Bonus Payment earned pursuant to Schedule I on the basis of the certification of the Administrator described above shall be paid during the month of January in which such certification is required to be issued.

6.       Performance Bonus Schedule II.
         ------------------------------

         Participants shall be entitled to receive the Performance Bonus Payments listed in Schedule II below their names after the Administrator certifies in writing that the average of the closing prices of the common stock of the Company (as adjusted for any stock splits, stock


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dividends or the like) for a period of 30 consecutive trading days ending on or before the applicable Target Date (a "30-Day Average") has exceeded the Target Price per Share listed beside the applicable Performance Bonus Payment in
Schedule II, so long as such Participant remains employed by the Company through the end of any such 30-consecutive-trading-day period.

         The Administrator shall issue such written certification during the ten day period beginning on the first day of January following the end of the calendar year in which a 30-Day Average has exceeded any Target Price per Share for the first time. If any Performance Bonus Payment is made to a Participant for achievement of a 30-Day Average in excess of a Target Price per Share, no additional Performance Bonus Payment shall be made with respect to such Target Price per Share to such Participant.

SCHEDULE II

----------------- -------------- -------------------------------------------------------------------------------------
  TARGET DATE     TARGET PRICE                                PERFORMANCE BONUS PAYMENTS
                    PER SHARE
----------------- -------------- -------------------------------------------------------------------------------------
----------------- -------------- ----------------------------- ----------------------------- -------------------------
                                        Ron Zwanziger                  David Scott                Jerry McAleer
----------------- -------------- ----------------------------- ----------------------------- -------------------------
----------------- -------------- ----------------------------- ----------------------------- -------------------------
12/31/2002        $33.750        $900,000                      $750,000                      $725,000
----------------- -------------- ----------------------------- ----------------------------- -------------------------
----------------- -------------- ----------------------------- ----------------------------- -------------------------
12/31/2003        $45.000        $900,000 plus any Schedule    $750,000 plus any Schedule    $725,000 plus any
                                 II Performance Bonus for a    II Performance Bonus for a    Schedule II Performance
                                 lower Target Price per        lower Target Price per        Bonus for a lower
                                 Share not previously paid     Share not previously paid     Target Price per Share
                                                                                             not previously paid
----------------- -------------- ----------------------------- ----------------------------- -------------------------
----------------- -------------- ----------------------------- ----------------------------- -------------------------
12/31/2004        $56.250        $900,000 plus any Schedule    $750,000 plus any Schedule    $725,000 plus any
                                 II Performance Bonus for a    II Performance Bonus for a    Schedule II Performance
                                 lower Target Price per        lower Target Price per        Bonus for a lower
                                 Share not previously paid     Share not previously paid     Target Price per Share
                                                                                             not previously paid
----------------- -------------- ----------------------------- ----------------------------- -------------------------
----------------- -------------- ----------------------------- ----------------------------- -------------------------
12/31/2005        $67.500        $900,000 plus any Schedule    $750,000 plus any Schedule    $725,000 plus any
                                 II Performance Bonus for a    II Performance Bonus for a    Schedule II Performance
                                 lower Target Price per        lower Target Price per        Bonus for a lower
                                 Share not previously paid     Share not previously paid     Target Price per Share
                                                                                             not previously paid
----------------- -------------- ----------------------------- ----------------------------- -------------------------

         Any Performance Bonus Payment earned pursuant to Schedule II on the basis of the certification of the Administrator described above shall be paid during the month of January in which such certification is required to be issued.

7.       Withholding of Tax.
         ---------------------

         Anything in this Plan to the contrary notwithstanding, all payments required to be made by the Company hereunder shall be subject to the withholding of such amounts as the Company


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reasonably may determine that it is required to withhold pursuant to applicable federal, state, local or foreign law or regulation.

8.       Amendment or Termination of Plan.
         ---------------------------------

         The Company may amend or terminate this Plan at any time or from time to time; provided, however, that no such amendment or termination shall adversely affect the accrued, future or contingent rights of any Participant without the written consent of such Participant.

9.       Limitation of Company's Liability.
         ----------------------------------

         Neither the Company, subject to its obligation to make payments as provided for hereunder, nor any person acting on behalf of the Company shall be liable for any act performed or the failure to perform any act with respect to this Plan, except in the event and to the extent that there has been a judicial determination of willful misconduct on the part of the Company or such person with respect to this Plan. The Company is under no obligation to fund any of the payments required to be made hereunder in advance of their actual payment or to establish any reserves with respect to this Plan. Any benefits which become payable hereunder shall be paid from the general assets of the Company. No Participant, or his beneficiary or beneficiaries, shall have any right, other than the right of an unsecured general creditor, against the Company in respect of the benefits to be paid hereunder.

10.      Assignability.
         ----------------

         Except as otherwise provided by law, no benefit hereunder shall be assignable, or subject to alienation, garnishment, execution or levy of any kind, and any attempt to cause any benefit to be so subject shall be void.

11.      No Contract for Continuing Services.
         ------------------------------------

         This Plan shall not be construed as creating any contract for continued services between the Company and any Participant and nothing herein contained shall give any Participant the right to be retained as an employee of the Company.

12.      Non-Exclusivity.
         ----------------

         Subject to Section 13, this Plan does not limit the authority of the Company, the Administrator, or any subsidiary of the Company, to grant awards or authorize any other compensation under any other plan or authority, including, without limitation, awards or other compensation based on the same performance goals used under this Plan. In addition, executives not selected to participate in this Plan may participate in other plans of the Company.

13.      Section 162(m) Conditions; Bifurcation of Plan.
         -----------------------------------------------

         It is the intent of the Company that this Plan and awards made hereunder shall satisfy and be interpreted in a manner that, in the case of Participants who are or may be persons whose compensation is subject to Section 162(m) of the Code, satisfies any applicable requirements as performance-based compensation. Notwithstanding anything to the contrary in this Plan, the



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provisions of this Plan may at any time be bifurcated by the Administrator in any manner so that certain provisions of this Plan intended (or required in order) to satisfy the applicable requirements of Section 162(m) are applicable only to persons whose compensation is subject to Section 162(m). The performance goals set forth in Sections 5 and 6 were determined by the Compensation Committee of Inverness Medical Technology, Inc., the parent of the Company.

14.      Governing Law.
         ----------------

         This Plan shall be construed, administered, and enforced in accordance with the laws of the Commonwealth of Massachusetts.































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